EXHIBIT 99.1

HARBINGER GROUP INC. ANNOUNCES RESULTS OF TENDER OFFER AND CONSENT SOLICITATION RELATING TO ITS 10.625% SENIOR SECURED NOTES DUE 2015

NEW YORK - December 24, 2012 -- Harbinger Group Inc. (NYSE: HRG) (the “Company”) announced today that it has received the requisite consents to amend certain terms of the indenture (the “Indenture”) governing its 10.625% senior secured notes due November 15, 2015 (the “Notes”) in connection with its previously announced Tender Offer and Consent Solicitation (each as defined below). The amendments, among other things, amend the Indenture to remove substantially all of the restrictive covenants and certain other provisions contained in the Indenture.

As previously announced, on December 10, 2012, the Company commenced a tender offer to purchase for cash any and all of its outstanding $500,000,000 aggregate principal amount of Notes (the “Tender Offer”). In connection with the Tender Offer, the Company also solicited the consent of the holders of the Notes to the amendments described above (the “Consent Solicitation”).

The Tender Offer and Consent Solicitation are subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated December 10, 2012, relating thereto (the “Offer to Purchase and Consent Solicitation Statement”).

The early tender deadline relating to the Tender Offer and the Consent Solicitation occurred at 5:00 p.m. Eastern time, on Friday, December 21, 2012 (the “Early Tender Deadline”). Notes previously tendered and Notes that are tendered after the Early Tender Deadline may not be withdrawn, except as required by law. The Tender Offer and Consent Solicitation is scheduled to expire at midnight, Eastern time, on Tuesday, January 8, 2013, unless extended or earlier terminated by the Company (the “Expiration Time”).

As of the Early Tender Deadline, the Company has been advised by D.F. King & Co., Inc., as tender agent and information agent for the Tender Offer and Consent Solicitation, that the Notes were validly tendered and not withdrawn, and consents were delivered and not revoked, with respect to approximately 99.6% of the outstanding $500,000,000 aggregate principal amount of Notes. As a result, the requisite consent of noteholders was obtained, and the Company and Wells Fargo Bank, National Association, as trustee under the Indenture, entered into a supplemental indenture implementing the amendments to the Indenture.  Additionally, the Company also received the requisite consents to authorize release of the liens and the security interest in the collateral securing the Notes as contemplated by the Indenture.

Subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, the Company today accepted for purchase all Notes validly tendered and not withdrawn prior to the Early Tender Deadline and intends to accept for purchase all Notes tendered after the Early Tender Deadline and prior to the Expiration Time.

The Company has retained Deutsche Bank Securities Inc. to act as the dealer manager (the “Dealer Manager”) for the Tender Offer and Consent Solicitation. D.F. King & Co., Inc. is acting as the tender agent and information agent for the Tender Offer and Consent Solicitation. Questions regarding the Tender Offer and Consent Solicitation should be directed to Deutsche Bank Securities Inc. at (855) 287-1922 (toll-free). Requests for documentation should be directed to D.F. King & Co., Inc. at (800) 431-9633 (toll-free).

None of the representatives or employees of the Company, any of its subsidiaries or affiliates, the Dealer Manager, the information agent or Wells Fargo Bank, National Association, as trustee under the Indenture, make any recommendations as to whether or not holders of the Notes should tender their Notes pursuant to the Tender Offer or issue their consents pursuant to the Consent Solicitation, and no one has been authorized by any of them to make such recommendations.

This press release does not constitute a solicitation of consents of holders of the Notes and shall not be deemed a solicitation of consents with respect to any other securities of the Company. The Tender Offer and Consent Solicitation is being made solely by the Offer to Purchase and Consent Solicitation and the accompanying consent form. All statements herein regarding the terms of Tender Offer and Consent Solicitation, the proposed amendments, any supplemental indenture and the Indenture are qualified in their entirety by reference to the text of the Offer to Purchase and Consent Solicitation Statement and the accompanying consent form, the supplemental indenture and the Indenture. The completion of the Tender Offer and the Consent Solicitation and the execution of any supplemental indenture is subject to a number of conditions.

Forward Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Some of the statements contained in the Press Release and certain oral statements made by our representatives from time to time regarding the matters discussed herein are or may be forward-looking statements. Such forward-looking statements are based upon management’s current expectations that are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such forward-looking statements. These statements and other forward-looking statements made from time-to-time by the Company and its representatives are based upon certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, the risk that closing of HGI Energy Holdings, LLC’s joint venture transaction with EXCO Resources, Inc. (“Energy Transaction”) to create a private oil and gas limited partnership (the “Partnership”) will not occur, will be delayed or will close on terms materially different than expected, including, in the case of the Energy Transaction, (i) as a result of title and environmental diligence of properties to be acquired, commodity price risks, drilling and production risks, (ii) financing plans for the Partnership and the Energy Transaction, (iii) reserve estimates and values, statements about the Partnership’s properties and potential reserves and production levels. Other factors could cause actual results, events and developments to differ include, without limitation, the ability of the Company’s subsidiaries (including, following the closing of the Energy Transaction, the Partnership) to generate sufficient net income and cash flows to make upstream cash distributions, capital market conditions, that the Company may not be successful in identifying any suitable future acquisition opportunities, the risks that may affect the performance of the operating subsidiaries of the Company and those factors listed under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. The Company does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

About Harbinger Group, Inc.

Harbinger Group Inc. (“HGI”; NYSE: HRG) is a diversified holding company. HGI’s principal operations are conducted through subsidiaries that offer life insurance and annuity products, and branded consumer products such as batteries, personal care products, small household appliances, pet supplies, and home and garden pest control products. HGI is principally focused on acquiring controlling and other equity stakes in businesses across a diversified range of industries and growing its existing businesses. In addition to HGI’s intention to acquire controlling equity interests, HGI may also from time to time make investments in debt instruments and acquire minority equity interests in companies. Harbinger Group Inc. is headquartered in New York and traded on the New York Stock Exchange under the symbol HRG. For more information on HGI, visit: www.harbingergroupinc.com.

Contacts
Investors:
Harbinger Group Inc.
Investor Relations
Tara Glenn
212-906-8560
investorrelations@harbingergroupinc.com

Media:
Jamie Tully/Michael Henson
Sard Verbinnen & Co
212-687-8080
Source: Harbinger Group Inc.